UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

TRANSCAT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

EXPLANATORY NOTE

These Definitive Additional Materials are being filed solely to amend and replace the sample proxy card included in the Definitive Proxy Statement filed by Transcat, Inc. (the “Company”) with the Securities and Exchange Commission on July 22, 2021 (the “Proxy Statement”). After filing the Proxy Statement, the Company discovered that, due to a clerical error, an incorrect version of the sample proxy card was inadvertently filed with the Proxy Statement.

Please note that no changes have been made to the body of the Proxy Statement and that a correct version of the proxy card was included with the Proxy Statement mailed or made available to the Company’s shareholders. These Definitive Additional Materials apply only to the version of the sample proxy card originally filed with the Proxy Statement.

TRANSCAT, INC.
35 VANTAGE POINT DRIVE
ROCHESTER, NY 14624

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on Tuesday, September 7, 2021 (the day before the meeting). Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/TRNS2021

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on Tuesday, September 7, 2021 (the day before the meeting). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D54926-P58656	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
TRANSCAT, INC.			For	Withhold	For All
			All	All	Except
The Board of Directors recommends you vote FOR the four nominees listed.

1.	Election of Directors		☐	☐	☐

Nominees:

	01)	Craig D. Cairns
	02)	Oksana S. Dominach
	03)	Lee D. Rudow
	04)	Carl E. Sassano
To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR Proposals 2, 3 and 4.		For	Against	Abstain

2.	To approve, on an advisory basis, the compensation of our named executive officers.	☐	☐	☐

3.	To ratify the selection of Freed Maxick CPAs, P.C. as our independent registered public accounting firm for the fiscal year ending March 26, 2022.	☐	☐	☐

4.	To approve the Transcat, Inc. 2021 Stock Incentive Plan.	☐	☐	☐

NOTE: In their discretion, and in accordance with applicable law, the proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment of the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting
to be held on September 8, 2021:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D54927-P58656

TRANSCAT, INC.
Annual Meeting of Shareholders
September 8, 2021 12:00 PM (Eastern Time)
This proxy is solicited on behalf of our Board of Directors
and each matter to be voted on at the Annual Meeting
has been proposed by our Board of Directors.

The undersigned appoints Gary J. Haseley and Paul D. Moore, and each of them, as proxies for the undersigned, with full power of substitution, to vote all shares of common stock of TRANSCAT, INC. that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held virtually at www.virtualshareholdermeeting.com/TRNS2021 at 12:00 PM (Eastern Time) on Wednesday, September 8, 2021, and at any adjournment of the meeting.

●	This proxy will be voted as specified by you and it revokes any prior proxy given by you.
●	Unless you withhold authority to vote for one or more of the nominees according to the instructions on the reverse side of this proxy, your signed proxy will be voted FOR the election of the four director nominees listed on the reverse side of this proxy and described in the accompanying Proxy Statement.
●	Unless you specify otherwise, your signed proxy will be voted FOR Proposals 2, 3 and 4 listed on the reverse side of this proxy and described in the accompanying Proxy Statement.
●	You acknowledge receipt with this proxy of a copy of the Notice of Annual Meeting and Proxy Statement dated July 22, 2021, describing more fully the proposals listed in this proxy.

Continued and to be signed on reverse side